UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2021
 ____________________________________

WASHINGTON FEDERAL INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

Item 8.01	Other Events

On September 30, 2021, Washington Federal Bank, N.A., dba WaFd Bank, (“WaFd Bank”), subsidiary of Washington Federal, Inc. (NASDAQ: WAFD) (“Washington Federal”) issued a press release reporting it has entered into a consent order with the Office of the Comptroller of the Currency (“OCC”) to pay a $2.5 million civil money penalty associated with its previously-disclosed February 2018, consent order with the OCC for Anti-Money Laundering and Bank Secrecy Act deficiencies.

Copies of the press release and the consent order are attached hereto as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference in their entirety.

Forward-Looking Statements and Factors that Could Affect Future Results

The foregoing information and exhibits should be read in conjunction with the financial statements, notes and other information contained in Washington Federal’s 2020 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and contain statements about the Washington Federal’s future that are not statements of historical fact. These statements are “forward looking statements” for purposes of applicable securities laws and are based on current information and/or management's good faith belief as to future events. The words “estimate,” “believe,” “expect,” “anticipate,” “project,” and similar expressions signify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance. By their nature, forward-looking statements involve inherent risk and uncertainties, which change over time; and actual performance could differ materially from those anticipated by any forward-looking statements. In particular, any forward-looking statements are subject to risks and uncertainties related to the COVID-19 pandemic and the resulting governmental and societal responses. Washington Federal undertakes no obligation to update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits

(a)     Not applicable
(b)    Not applicable
(c)    Not applicable
(d)     The following exhibits are being filed herewith:

99.1    Press release dated September 30, 2021
99.2    Consent order dated September 30, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 30, 2021	WASHINGTON FEDERAL, INC.

	By:	/s/ VINCENT L. BEATTY
Vincent L. Beatty
Executive Vice President and Chief Financial Officer

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